                                                                      EXHIBIT 24


                               CENTEX CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 relating to the deregistration of 130,396 shares of Common Stock, par value $0.25 per share, of the Company previously registered for issuance under the Centex Corporation Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of December, 1999.




                                                 /s/ BARBARA T. ALEXANDER
                                                 -------------------------------
                                                 Barbara T. Alexander
                                                 Director
                                                 Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 relating to the deregistration of 130,396 shares of Common Stock, par value $0.25 per share, of the Company previously registered for issuance under the Centex Corporation Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of December, 1999.





                                                     /s/ DAN W. COOK III
                                                     ---------------------------
                                                     Dan W. Cook III
                                                     Director
                                                     Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 relating to the deregistration of 130,396 shares of Common Stock, par value $0.25 per share, of the Company previously registered for issuance under the Centex Corporation Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of December, 1999.




                                                    /s/ JUAN L. ELEK
                                                    ----------------------------
                                                    Juan L. Elek
                                                    Director
                                                    Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 relating to the deregistration of 130,396 shares of Common Stock, par value $0.25 per share, of the Company previously registered for issuance under the Centex Corporation Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of December, 1999.




                                                /s/ CLINT W. MURCHISON, III
                                                --------------------------------
                                                Clint W. Murchison, III
                                                Director
                                                Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 relating to the deregistration of 130,396 shares of Common Stock, par value $0.25 per share, of the Company previously registered for issuance under the Centex Corporation Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of December, 1999.




                                                 /s/ CHARLES H. PISTOR
                                                 -------------------------------
                                                 Charles H. Pistor
                                                 Director
                                                 Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 relating to the deregistration of 130,396 shares of Common Stock, par value $0.25 per share, of the Company previously registered for issuance under the Centex Corporation Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of December, 1999.




                                                 /s/ PAUL R. SEEGERS
                                                 -------------------------------
                                                 Paul R. Seegers
                                                 Director
                                                 Centex Corporation

                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and David W. Quinn, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 relating to the deregistration of 130,396 shares of Common Stock, par value $0.25 per share, of the Company previously registered for issuance under the Centex Corporation Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of December, 1999.




                                                  /s/ PAUL T. STOFFEL
                                                  ------------------------------
                                                  Paul T. Stoffel
                                                  Director
                                                  Centex Corporation